SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 1998 (September 8,
1998)

                           GREENMAN TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

    Delaware                         1-13776                    71-0724248
(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)

                                 7 Kimball Lane
                                   Building A
                         Lynnfield, Massachusetts 01450
          (Address of principal executive offices, including zip code)

                                 (781) 224-2411
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

         On September 8, 1998, GreenMan Technologies, Inc., ("GMTI" or the "Registrant") acquired the scrap collection and processing assets ("Acquired Assets") of United Waste Services, Inc. ("United"), a wholly owned subsidiary of Republic Services, Inc. ("Republic"). The acquisition was made pursuant to an Asset Purchase Agreement, dated as of September 8, 1998, by and among GMTI and United and included in this Report as Exhibit 2. Further information about the acquisition reported hereby may be found in the Registrant's press release of September 8, 1998, included as Exhibit 99 to this Report.

         In consideration for the Acquired Assets, GMTI paid Republic $4,150,000 in the form of (1) $850,000 from the proceeds of a term loan from Heller Financial Inc., and (2) $3,200,000 of Series B Preferred Stock of GMTI. The Preferred Stock is convertible into shares of GMTI's common stock starting in February 2001 at a price equal to the trailing fifteen (15) day average closing bid prices of GMTI's common stock prior to the date of conversion. The repayment of the Heller loan is guaranteed by GMTI, GreenMan Technologies of Georgia, Inc. ("GMTG") and three officers of GMTI and is secured by certain of the Acquired Assets.

Item 7. Financial Statements and Exhibits

         (a) Financial Statements and Exhibits

          As of the date of filing of this Current Report on 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after the date hereof.

         (b)  Pro Forma Financial Information

         As of the date of filing of this Current Report on 8-K, it is impracticable for the Company to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b)(2) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after the date hereof.


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

(c)  Exhibits

     Exhibit 2 Asset Purchase Agreement, dated as of September 8, 1998, by and among GreenMan Technologies, Inc. ("GMTI"), and United Waste Service, Inc. ("United").

     Exhibit 3 Certificate of Designations, Preferences and Rights of Class B Convertible Preferred Stock of GMTI, dated September 3, 1998 by the Board of Directors of GMTI.

     Exhibit 10(a) Bill of Sale, Assignment and Assumption Agreement, dated as of September 4, 1998, by and among GreenMan Acquisition Corp. ("GAC") and United Waste Service, Inc.

     Exhibit 10(b) Lease, dated September 3, 1998, by and between United, as landlord, and GMTI as tenant.

     Exhibit 10(c) Covenant Not To Compete, dated September 4, 1998, by and among United, GMTI, and Republic Services, Inc.

     Exhibit 10(d) Disposal Agreement, dated as of September 4, 1998, by and among GMTI, United, and Pine Ridge Recycling, Inc.

     Exhibit 10(e) Registration Agreement, dated September 4, 1998, by and among GMTI and Republic Services, Inc.

(*)  Exhibit 10(f)   Loan and Security Agreement by and among GreenMan
                     Technologies of Minnesota, Inc. ("GMTM"), GreenMan
                     Technologies of Georgia, Inc. ("GMTG") and Heller
                     Financial Inc. ("Heller").

     Exhibit 10(g) First Amendment to Loan and Security Agreement of Exhibit 10(f), dated as of September 3, 1998, by and between GMTM, GMTG, GAC, GMTI, certain officers of the Company and Heller.

     Exhibit 10(h) Promissory Note - Equipment issued by GMTM and GMTG in favor of Heller, dated as of September, 1998.

(*)  Exhibit 10(i)   Form of Guaranty delivered by the Company and certain
                     officers of the Company in favor of Heller.

     Exhibit 99      Press Release, dated September 8, 1998.

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(*)  Filed as an Exhibit to the Company's Form 10-QSB for the Quarter Ended
     February 28, 1998 and incorporated herein by reference


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GREENMAN TECHNOLOGIES, INC.
                                            (Registrant)


                                            By:  /s/ Robert H. Davis
                                                 Robert H. Davis
                                                 Chief Executive Officer

Date:  October 5, 1998


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